                                                                   Exhibit 10.4

                          ACKNOWLEDGMENT AND AGREEMENT

         This is to acknowledge that I have received a copy of the Company's Employee Handbook and understand that it sets forth the terms and conditions of my employment as well as my duties, responsibilities and obligations toward the Company. I understand and agree that it is my responsibility to read and familiarize myself with the provisions of the Employee Handbook and to abide by the rules, policies and standards set forth in the Employee Handbook.

         I also acknowledge that, except for the policies of at-will employment and arbitration, the terms and conditions set forth in this handbook may be modified, changed or deleted at any time without prior notice to me and other employees provided such changes are in writing and approved by the President of Company. Any agreement of any kind pertaining to my employment must be in writing.

         I also acknowledge that my employment with Company is not for a specified period of time and can be terminated at any time for any reason, without cause or notice, by me or by the Company. I acknowledge that no statements or representations regarding my employment can alter the foregoing. As to the circumstances in which employment may be terminated, this is the entire agreement between me and the Company; there are no oral or collateral agreements of any kind. I agree to abide by the terms of the Employment, Confidentiality, Assignment of Inventions, and arbitration Agreement executed by me and the Company.

         I further agree, in accordance with the Company's Arbitration Policy, that I will submit any dispute arising under or involving my employment with Company or the termination of employment to binding arbitration within one year of the date the dispute first arose. I agree that arbitration shall be the exclusive forum for resolving all disputes arising out of or involving my employment with Company or the termination of that employment. I agree that I will be entitled to legal representation, at my own cost, during any such arbitration. I further understand that I will be responsible for half of the cost of the arbitrator and any incidental costs of arbitration.

                               /s/ Timothy A. Rogers
                               -----------------------------------------------
                                                          Employee's signature

                               Timothy A. Rogers
                               -----------------------------------------------
                                                     Employee's Name [printed]

                               May 11, 1998
                               -----------------------------------------------
                                                                          Date

NOTE TO THE EMPLOYEE: THE ORIGINAL OF THIS FORM WILL GO INTO YOUR PERSONNEL FILE. A COPY OF THE FORM WILL BE SENT TO YOU BY THE HUMAN RESOURCES DEPARTMENT.

          EMPLOYMENT, CONFIDENTIALITY & INVENTION ASSIGNMENT AGREEMENT

         As a condition and in consideration of my employment with Integrated Telecom Express, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), I agree:

1. AT-WILL EMPLOYMENT. MY EMPLOYMENT WITH THE COMPANY IS FOR AN UNSPECIFIED DURATION AND IS "AT-WILL" EMPLOYMENT. MY EMPLOYMENT MAY BE TERMINATED BY EITHER THE COMPANY OR BY ME AT ANY TIME, WITH OR WITHOUT GOOD CAUSE OR FOR ANY OR NO CAUSE, WITH OR WITHOUT NOTICE.

2. CONFIDENTIAL INFORMATION. At all times I will hold in confidence and not use, except for the benefit of the Company, or disclose without prior written authorization, any Company Confidential Information. "Confidential Information" includes any and all proprietary information, trade secrets or know-how acquired during my employment either directly or indirectly in writing, orally or by observation, provided that Confidential Information does not include matter which became publicly known and generally available in a lawful manner. In addition, I will not improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or of any other, nor will I bring or keep any such information in any form on Company premises or property.

3.       INVENTIONS.
         (a) INVENTIONS RETAINED AND LICENSED. I have attached as EXHIBIT A a list describing all inventions, original works of authorship, protectible matter and trade secrets in which I hold rights and which are not assigned to the Company (collectively "Prior Inventions"); if no such list is attached, there are no such Prior Inventions. I grant the Company a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use, sell, offer for sale, import, and otherwise distribute any Prior Invention which I incorporate into any Company process, product and/or property.
         (b) ASSIGNMENT OF INVENTIONS. I will promptly make full written disclosure and I assign to the Company, or its designees, all right, title, and interest in and to any and all inventions, works of authorship, protectible matter and trade secrets which during my employment I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice (collectively "Inventions"), except as provided in
Section 3(e) below. All protectible works of authorship which are made by me (solely or jointly with others) within the scope of and during my employment are "works made for hire," as that term is defined in the United States Copyright Act.
         (c) MAINTENANCE OF RECORDS. I will maintain adequate and current written records of all Inventions, and these records will remain with and belong to the Company.
         (d) PATENT AND COPYRIGHT REGISTRATIONS. During and after my employment, I will cooperate fully to secure, register and enforce the Company's rights in the Inventions in any and all countries, including without limitation signing appropriate documents. In and under all circumstances in which I fail to and/or cannot execute such documents, I irrevocably designate and appoint the Company and its designees as my agent and attorney, to execute and file any such applications and do all other acts to further the prosecution, issuance and enforcement of such registrations and rights.
         (e) EXCEPTION TO ASSIGNMENTS. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code
Section 2870, but nevertheless will promptly advise the Company in writing of any inventions that I believe meet the criteria of such Section.
         (f) CONFLICT OF INTEREST, COMPANY EMPLOYEE MANUAL AND POLICY GUIDELINES. During the term of my employment, I will strictly adhere to the requirements of the Company Employee Manual, Conflict of Interest and all applicable Company guidelines and policies.
         (g) RETURN OF COMPANY DOCUMENTS. Immediately upon the end of my employment, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all tangible items and reproductions of information developed by me pursuant to my employment with the Company or otherwise belonging to the Company, and will certify my compliance with this requirement in writing.
         (h) NOTIFICATION. The Company may notify any third party, including without limitation, any new or future employer, about my rights and obligations under this Agreement.

         (i) SOLICITATION OF EMPLOYEES. For a period of twelve months immediately following my employment, I shall neither directly nor indirectly solicit, induce, recruit or encourage any Company employees to leave their employment, nor will I attempt or assist any others to do so.

4.       ARBITRATION AND EQUITABLE RELIEF.
         (a) ARBITRATION. Except as provided in Section 4(b) below, any and all disputes or controversies arising out of, relating to, or concerning this Agreement, shall be settled exclusively by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the Asia Pacific Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy, and the arbitration shall include provisions for protecting Company Confidential Information against disclosure. The decision of the arbitrator shall be final, conclusive and binding on the parties and judgment may be entered thereon in any court having jurisdiction. The Company and I shall each pay one-half of the costs and expenses of such arbitration, and each of us shall separately pay our counsel fees and expenses.
         THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EMPLOYEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ANY AND/OR ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP (EXCEPT AS PROVIDED IN SECTION 4(B) BELOW), including, but not limited to, any and all claims for violation of any federal, state or municipal statute, law and/or regulation, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the California Fair Employment and Housing Act, and Labor Code Section 201, ET SEQ.
         (b) EQUITABLE REMEDIES. It would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in sections 2 and/or 3. Thus, in addition to any other right or remedy and without any requirement of a bond or security, if I breach any of such sections, the Company will be entitled to an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance.
         (c) CONSIDERATION. Each party's promise to resolve claims exclusively by arbitration is consideration for other party's promise to do the same, and I am offered employment in consideration of and based upon my promise to arbitrate.

5.       GENERAL PROVISIONS.
         (a) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by the laws of the State of California, and I hereby expressly consent to the personal jurisdiction of the courts located in California for any lawsuit filed there against me by the Company.
         (b) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.
         (c) SEVERABILITY. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.
         (d) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

/s/ Timothy A. Rogers
----------------------------------                    -------------------------
Employee Signature                                    Company Signature

Date:    May 11, 1998          Print Employee Name: Timothy A. Rogers
     ---------------------                         ----------------------------

                                    EXHIBIT A

                            LIST OF PRIOR INVENTIONS
                         & ORIGINAL WORKS OF AUTHORSHIP

                                                     IDENTIFYING NUMBER
TITLE                      DATE                      OR BRIEF DESCRIPTION





 X      No inventions or improvements
---
        Additional Sheets Attached
---


Signature of Employee: /s/ Timothy A. Rogers

Print Name of Employee:    Timothy A. Rogers

Date:    May 11, 1998

NOTICE: CALIFORNIA LABOR CODE SECTION 2870 EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS PROVIDES:
         "Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:
         Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.
         Result from any work performed by the employee for the employer.
         To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."